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                                                                    EXHIBIT 10.2

           FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL
                        PROPERTY AND ESCROW INSTRUCTIONS

     THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (this "Amendment") is dated as of this 12th day of January 2007 (the "Amendment Date"), by and between NNN VF INTERWOOD, LP, a Texas limited partnership ("Seller"); and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("Buyer").

                                    Recitals

     A. Seller is the owner of that certain real property located in Harris County, Texas (the "Property"), and more particularly described in that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions between Seller and Buyer with an Effective Date of January 10, 2007 (the "Agreement").

     B. Seller agreed to sell, and Buyer agreed to purchase, the Property in accordance with the terms and conditions set forth in the Agreement.

     C. Seller and Buyer desire to amend the Agreement as set forth herein.

                                    Agreement

     NOW, THEREFORE, in consideration Ten and No/100 Dollars ($10.00) cash in hand, the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Modification of Section 2.1. Section 2.1 of the Agreement is hereby deleted and replaced with the following Section 2.1:

     "2.1 Deposit/Further Payments/Down Payment.

          Within three (3) business days of the Effective Date, Buyer shall deposit into Escrow the amount of Two Hundred Thousand and No/100 Dollars ($200,000.00) (the "Deposit"), in the form of a wire transfer payable to LandAmerica Commercial Services, 1920 Main Street, 12th Floor, Irvine, CA 92614, Attn: Gale Hunt, Telephone (949) 930-9307 ("Escrow Holder"). Escrow Holder shall place the Deposit into an interest bearing money market account at a bank or other financial institution reasonably satisfactory to Buyer, and interest thereon shall be credited to Buyer's account."

     2. Counterparts; Electronic Transmission of Signatures. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. The submission of a signature page transmitted by facsimile (or similar electronic transmission facility) shall be considered as an "original" signature page for purposes of this Amendment.

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     3. Defined Terms. Except as expressly provided in this Amendment, all capitalized terms have the meaning(s) assigned in the Agreement.

     4. Ratification. Except as provided herein, the parties hereto acknowledge and agree that the Agreement is unmodified and remains in full force and effect and the parties hereby ratify and affirm the same.

                       [Signatures to Follow on Next Page]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year above written.

SELLER:                                 NNN VF INTERWOOD, LP,
                                        a Texas limited partnership

                                        By: NNN VF Interwood GP, LLC,
                                            a Texas limited liability company,
                                            its General Partner

                                        By: Triple Net Properties, LLC
                                            a Virginia limited liability
                                            company, its Manager


                                        By: /s/ Jeff Hanson
                                            ------------------------------------
                                        Name: Jeff Hanson
                                        Title: Managing Director of Real Estate


BUYER:                                  TRIPLE NET PROPERTIES, LLC
                                        a Virginia limited liability company


                                        By: /s/ Jeff Hanson
                                            ------------------------------------
                                        Name: Jeff Hanson
                                        Title: Managing Director of Real Estate